SGI Enhanced Nasdaq-100 ETF
Schedule of Investments
November 30, 2024 (Unaudited)

SHORT-TERM INVESTMENTS - 2.2%
Money Market Funds - 2.2%	Shares	Value
First American Government Obligations Fund - Class X, 4.56% (a)	400,284	$400,284
TOTAL SHORT-TERM INVESTMENTS (Cost $400,284)		400,284

TOTAL INVESTMENTS - 2.2% (Cost $400,284)		400,284
Other Assets in Excess of Liabilities - 97.8%		17,849,005
TOTAL NET ASSETS - 100.0%		$18,249,289
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

SGI Enhanced Nasdaq-100 ETF
Schedule of Futures Contracts
November 30, 2024 (Unaudited)
Futures contracts outstanding as of November 30, 2024 were as follows:
Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Micro E-Mini Nasdaq 100 E-Mini Dec24	20	12/20/2024	$839,740	$(783)
Nasdaq 100 Index	40	12/20/2024	16,794,800	748,806
Net Unrealized Appreciation (Depreciation)				$748,023

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

SGI Enhanced Nasdaq-100 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Money Market Funds	$400,284	$–	$–	$400,284
Total Investments	$400,284	$–	$–	$400,284

Other Financial Instruments:
Futures Contracts*	748,806	–	–	748,806
Total Other Financial Instruments	$748,806	$–	$–	$748,806

Liabilities:

Other Financial Instruments:
Futures Contracts*	(783)	–	–	(783)
Total Other Financial Instruments	$(783)	$–	$–	$(783)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of November 30, 2024.

Refer to the Schedule of Investments for further disaggregation of investment categories.